UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2016

Item 1.  Reports to Stockholders.

Asset Allocation

February 29, 2016

UBS U.S. Allocation Fund

Semiannual Report

UBS U.S. Allocation Fund

April 18, 2016

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 29, 2016.

Performance

Over the six months ended February 29, 2016, the Fund's Class A shares declined 3.53% before deducting the maximum sales charge and fell 8.83% after deducting the maximum sales charge. During the same period, the Fund's benchmark, the S&P 500 Index, which tracks large cap US equities, declined 0.92%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the "Index"),1 which declined 1.26% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economy continued to expand, but the pace was uneven during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 3.9% seasonally adjusted annualized rate during the second quarter of 2015. GDP growth then slowed to a 2.0% rate for the third quarter of the year. Finally, the Commerce Department reported that second-quarter GDP growth was 1.4%.2

The US Federal Reserve Board (the "Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rates for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%.3 In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run." Finally, at the central bank's meetings that concluded on January 27, 2016 and March 16, 2016 (after the reporting period ended), the Fed kept rates on hold between 0.25% and 0.50%.

The US equity market experienced several periods of volatility over the six months ended February 29, 2016. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy and numerous geopolitical issues. Risk aversion was elevated during the third quarter of 2015, as the global equity market experienced its first correction (a decline of at least 10%) since 2011. The

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital

appreciation and current income

Portfolio Manager:

Andreas Koester

UBS Asset Management

(Americas) Inc.

Commencement:

Class A—May 10, 1993

Class C—July 22, 1992

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

2  Based on the Commerce Department's third reading for GDP announced on March 25, 2016, after the reporting period had ended.

3  The federal funds rate, or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.

UBS U.S. Allocation Fund

market then rallied sharply in October 2015 but ended the period on a weak note, as there was another correction in January 2016. All told, the US stock market, as measured by the S&P 500 Index, fell 0.92% for the six months ended February 29, 2016.4 International equities produced very poor results, as they were negatively impacted by moderating growth, fears of a "hard landing" for China's economy and sharply falling commodity prices. International developed equities, as measured by the MSCI EAFE Index (net), declined 9.48% during the period.5 Emerging market equities, as measured by the MSCI Emerging Markets Index (net), fell 8.85% over the same period.6

Turning to the fixed income market, it was not immune from periodic bouts of risk aversion during the reporting period. Mixed signals from the Fed regarding the timing for interest rate "liftoff" was just one of the factors impacting fixed income prices. The yield on the US 10-year Treasury fell from 2.21% to 1.74% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 2.20%.7 Returns of riskier fixed income securities were mixed for the six months ended February 29, 2016. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, declined 5.64%.8

Portfolio commentary

What worked

•  In the US equity research portion of the Fund, stock selection in the utilities and telecommunication services sectors modestly contributed to results.

  – Digital Realty Trust was a top contributor during the period. This real estate investment trust ("REIT") has enjoyed improved return on invested capital, and we believe is well positioned to benefit from the growing demand for data centers worldwide. Digital Realty Trust has aggressively strengthened its global datacenter portfolio through new developments and acquisitions, particularly in higher-margin overseas markets. In addition, we feel the firm should benefit from increased occupancy levels as older contracts expire and are replaced with higher-rent leases.

  – Our underweight position in Apple, Inc. was beneficial for our relative performance as the stock declined due to concerns over weakness in iPhone orders. We have gradually reduced our position in Apple over the last year and fully sold out of the stock in the fourth quarter of 2015 (Apple, Inc. continued to be held by the US Large Cap Growth Equity sleeve of the Fund at the end of the reporting period). Given current valuations, we believe a more attractive way to the play the long-term opportunity for smartphones is through exposure to semiconductor components.

4  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

  – Philip Morris International, an American global cigarette and tobacco company, was a top contributor to results. Foreign exchange ("FX") became less of a headwind, and investors refocused on the company's solid fundamentals. In our view, Philip Morris' underlying business continues to be strong, with potential for additional upside following the launch of its new iQOS product, a smokeless cigarette which will be rolled out across 20 global markets in 2016.

•  In the US equity research portion of the Fund, overweights to the information technology and materials sectors were modestly positive for performance.

•  In the US growth equity portion of the Fund, stock selection in the consumer discretionary and materials sectors were additive for performance.

  – Facebook, Inc., the social media giant, performed well as it reported revenue growth and earnings that exceeded expectations. Facebook has quickly become a dominant player in the digital advertising arena and has taken market share from traditional platforms such as television, newspapers and radio.

  – Alphabet, Inc. is the parent company of Google. It benefited from earnings growth that exceeded expectations, as well as the trend toward digital advertising. Investors were also encouraged by Alphabet's Chief Financial Officer's efforts to increase transparency regarding the company's various product lines.

  – The Estee Lauder Companies, Inc. is a leading cosmetics company. The company posted increased earnings despite the challenging global economic environment. The stock also benefited from positive investor sentiment for more defensive consumer staples companies during the reporting period.

•  In the US growth equity portion of the Fund, overweights to the energy, information technology and materials sectors were beneficial for performance.

•  The Fund's fixed income positioning contributed to performance. Throughout the reporting period, we maintained an underweight to US fixed income, as we found the asset class to be extremely overvalued. However, during the period we reduced our underweight to US fixed income by closing our underweight duration position. Additionally, we added to our Treasury Inflation-Protected Security ("TIPS") allocation, as we believed inflation would rise in the US over the medium term. We began and ended the reporting with a neutral allocation to high yield bonds.

What didn't work

•  Overall, asset allocation detracted from performance during the reporting period, largely driven by the Fund's overweight equity position.8

  —We tactically adjusted the portfolio during the six-month period given the changing economic and market environment. We began the reporting period overweight equities versus the Index, with a 66.0% allocation, while we were underweight fixed income, with a 15% allocation to US investment grade bonds. Elsewhere, we had a 5% allocation to US high yield bonds and a 14.0% cash position.

  —At the end of the reporting period, the Fund was allocated as follows: US equities—65.0%; US investment grade bonds—25.3%; US high yield bonds—5%; cash—4.7%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

8  Allocations include derivative exposure.

UBS U.S. Allocation Fund

  —From a strategy perspective, we ended the reporting period with a neutral equity exposure. That said, we maintained our preference for US equities over bonds and held some cash on the sidelines. We tactically adjusted the equity allocation over the period when the market rallied and added to our allocation during periods of weakness. Within US equities, our preference for small cap equities versus large cap equities was not favorable for results, and we opted to close it in December 2015 after discouraging earnings trends and merger and acquisition ("M&A") activity among smaller cap companies. Overall, we felt that equities were neutral to overvalued but that they could generate positive results given continued accommodative monetary policy and investor demand.

•  Stock selection, overall, was negative for performance in the US growth equity portion of the Fund, with holdings in the financials, information technology and industrials sectors being the largest detractors from results.

  – Vertex Pharmaceuticals, Inc. is a biotechnology company. Its shares were dragged down along with the overall biotechnology industry during the reporting period, as investor demand for higher valuation companies waned. We believe the investment thesis for Vertex Pharmaceuticals remains intact and that it continues to have solid fundamentals.

  – VMware, Inc. provides cloud and virtualization software and services. The company lowered its sales guidance during the reporting period. In addition, in late 2015 VMware's parent company, EMC, announced that it would be acquired by Dell. We subsequently sold our shares in VMware.

  – Mobileye N.V. is a technology company that develops vision-based advanced driver assistance systems that provide collision warnings in automobiles. Its shares underperformed as Mobileye lowered guidance in early 2016. In addition, its shares were negatively impacted by increased competition. We sold our position during the reporting period.

•  Sector positioning, overall, detracted from results in the US growth equity portion of the Fund. In particular, an underweight to consumer staples, an overweight to health care and an underweight to telecommunication services were the largest detractors from relative results.

•  Stock selection, overall, was negative for performance in the US equity research portion of the Fund, with holdings in the health care, energy and information technology sectors being the largest detractors from results.

  – Chimerix, Inc. was a top detractor from results following the release of disappointing clinical data in the last week of December 2015. The development stage biotechnology company is working to advance an antiviral treatment for double-stranded DNA viruses. Its share price fell 80% in a single day on news that a key Phase 3 trial did not meet its primary endpoint. The result, which was fully considered in our risk models, was a setback. However, we believe there is still great value in the franchise.

  – Alnylam Pharmaceuticals, Inc. was a top detractor as, biotechnology experienced an indiscriminate sell-off in the face of increasing risk aversion among investors. We believe the company's RNA interference (RNAi) technology has the potential to effectively silence disease-causing genes. Furthermore, while it is still early in development, there have been significant value-creating advances over the past two years.

UBS U.S. Allocation Fund

  – Micron Technology, Inc. was another top detractor during the period. We believe the market is failing to appreciate the semiconductor company's strong dynamic random-access memory (DRAM) business. Despite weak fundamentals (caused by moderating demand, not an irrational addition of supply), Micron's DRAM business has dramatically improved and we believe its position in DRAM will strengthen as it closes the technology gap with Samsung.

•  Sector positioning, overall, detracted from results in the US equity research portion of the Fund. In particular, underweights to utilities, telecommunication services and consumer sectors were the largest detractors from results.

•  The Fund's strategic cash overweight detracted from relative performance during the six-month reporting period.

•  Certain fixed income derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. US Treasury futures were used to adjust the Fund's duration positioning. Our use of fixed income derivatives was a slight detractor from performance during the period.

•  The use of equity futures decreased the Fund's results. These derivative instruments, which were utilized to manage the Fund's equity exposure, detracted from performance.

Outlook

We continue to prefer US equities over US bonds and are holding some cash on the sidelines. However, we anticipate bouts of volatility in 2016 and will tactically adjust these positions accordingly (either under or overweight risk) depending on financial market and economic developments. We have identified several catalysts that may prompt such a move. Among these are the evolution in the global price of oil, Chinese economic growth prospects, the degree to which the US recovery becomes self-sustaining, the effectiveness of central bank monetary policy in achieving its objectives and the health of the banking system.

Political risks are now firmly on our radar. The lead up to the US elections in November 2016 could well bring about bouts of heightened market volatility. Furthermore, the discourse in the UK and elsewhere about the merits of European Union membership could impact asset prices globally.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Andreas Koester Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

UBS U.S. Allocation Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 29, 2016. The views and opinions in the letter were current as of April 18, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/29/2016	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.53)%	(6.86)%	6.79%	4.28%
Class C2	(3.89)	(7.55)	5.98	3.49
Class P3	(3.40)	(6.60)	7.09	4.61
After deducting maximum sales charge
Class A1	(8.83)	(11.99)	5.59	3.69
Class C2	(4.85)	(8.48)	5.98	3.49
S&P 500 Index[4]	(0.92)	(6.19)	10.13	6.44
UBS U.S. Allocation Fund Index[5]	(1.26)	(4.99)	7.68	6.15
Lipper Flexible Portfolio Funds median	(4.28)	(9.53)	2.68	3.75

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2016	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.31%	(1.79)%	7.87%	4.72%
Class C2	3.93	(2.50)	7.07	3.93
Class P3	4.49	(1.50)	8.18	5.05
After deducting maximum sales charge
Class A1	(1.43)	(7.18)	6.66	4.12
Class C2	2.93	(3.48)	7.07	3.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2015 prospectuses, were as follows: Class A—1.02% and 1.02%; Class C—1.78% and 1.78%; and Class P—0.76% and 0.76%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2015, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2016 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2015 to February 29, 2016.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higer.

		Beginning account value September 1, 2015	Ending account value February 29, 2016	Expenses paid during period[1] 09/01/15 to 02/29/16	Expense ratio during the period
Class A	Actual	$1,000.00	$964.70	$4.93	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.07	1.01
Class C	Actual	1,000.00	961.10	8.58	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.11	8.82	1.76
Class P	Actual	1,000.00	966.00	3.62	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.18	3.72	0.74

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/29/16	08/31/15	02/28/15
Net assets (mm)	$235.4	$255.0	$277.6
Number of securities	459	440	411
Portfolio composition[1]	02/29/16	08/31/15	02/28/15
Stocks & investment company	44.3%	49.2%	49.0%
Bonds and notes	32.0	27.6	22.7
Futures	(1.2)	(1.5)	1.3
Swaps	(0.0)[2]	—	0.0[2]
Cash equivalents and other assets less liabilities	24.9	24.7	27.0%
Total	100.0%	100.0%	100.0%

Top five equity sectors[1]	02/29/16		08/31/15		02/28/15
Information Technology	12.5%	Information technology	13.1%	Information technology	12.6%
Consumer Discretionary	8.4	Health care	8.9	Consumer discretionary	10.8
Health Care	6.8	Consumer Discretionary	8.7	Health care	7.4
Industrials	4.0	Financials	4.2	Industrials	4.6
Financials	3.4	Industrials	4.2	Financials	4.4
Total	35.1%		39.1%		39.8%
Top ten equity securities[1]	02/29/16		08/31/15		02/28/15
Facebook, Inc., Class A	2.0%	Apple, Inc.	2.4%	Apple, Inc.	3.2%
Amazon.com, Inc.	1.4	Facebook, Inc., Class A	1.6	Amazon.com, Inc.	1.4
Alphabet, Inc., Class A	1.3	Amazon.com, Inc.	1.3	Facebook, Inc., Class A	1.2
Apple, Inc.	1.3	Allergan PLC	1.1	Starbucks Corp.	1.1
Microsoft Corp.	1.3	Google, Inc., Class A	1.1	Salesforce.com, Inc.	1.0
The Home Depot, Inc.	1.2	The Home Depot, Inc.	1.1	Nike, Inc., Class B	1.0
Allergan PLC	1.1	Visa, Inc., Class A	1.0	The Home Depot, Inc.	1.0
The TJX Cos., Inc.	0.9	MasterCard, Inc., Class A	1.0	Google, Inc., Class A	0.9
Starbucks Corp.	0.8	The TJX Cos., Inc.	0.9	Visa, Inc., Class A	0.9
Salesforce.com, Inc.	0.8	Starbucks Corp.	0.8	Celgene Corp.	0.8
Total	12.1%		12.3%		12.5%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Long-term fixed income sector allocation[1]	02/29/16	08/31/15	02/28/15
US government obligations	15.0%	11.6%	6.1%
Corporate bonds	7.9	8.3	8.5
Mortgage & agency debt securities	6.0	4.8	5.4
Commercial mortgage-backed securities	1.3	1.3	1.5
Asset-backed securities	1.1	0.9	0.6
Non-US government obligations	0.4	0.3	0.3
Municipal bonds and notes	0.3	0.4	0.3
Collateralized mortgage obligations	0.0[2]	0.0[2]	0.0[2]
Total	32.0%	27.6%	22.7%

Top ten fixed income securities[1]	02/29/16		08/31/15		02/28/15
US Treasury Inflation Index Notes (TIPS), 0.375%, due 07/15/25	6.8%	US Treasury Inflation Index Notes (TIPS), 0.375%, due 07/15/25	6.9%	US Treasury Notes, 0.089%, due 04/30/16	2.3%
US Treasury Inflation Index Notes (TIPS), 0.125%, due 04/15/20	4.7	FNMA Certificate, 3.500%, TBA	1.2	FNMA Certificate, 3.500%, TBA	1.1
FNMA Certificate, 3.500%, TBA	1.9	US Treasury Notes, 1.125%, due 06/15/18	0.9	US Treasury Bonds, 3.000%, due 11/15/44	0.8
US Treasury Notes, 2.125%, due 12/31/22	1.0	FNMA Certificate, 3.000%, TBA	0.6	FNMA Certificate, 3.000%, TBA	0.8
FNMA Certificate, 3.000%, TBA	0.8	US Treasury Notes, 1.625%, due 06/30/20	0.6	US Treasury Inflation Index Notes (TIPS), 0.125%, due 04/15/19	0.7
FNMA Certificate, 4.500%, TBA	0.7	US Treasury Notes, 1.625%, due 07/31/20	0.6	US Treasury Notes, 1.500%, due 11/30/19	0.6
GNMA Certificates II, 4.000%, TBA	0.5	US Treasury Notes, 2.125%, due 05/15/25	0.5	US Treasury Notes, 0.625%, due 12/31/16	0.5
GNMA Certificates II, 3.500%, due 12/01/99	0.5	GNMA Certificates I, 4.000%, TBA	0.5	FNMA Certificate, 4.000%, TBA	0.5
US Treasury Notes, 2.250%, due 11/15/25	0.5	GMMA Certificates II, 3.500%, TBA	0.4	US Treasury Notes, 1.875%, due 11/30/21	0.5
US Treasury Notes, 1.000%, due 08/15/18	0.4	US Treasury Notes, 2.125%, due 06/30/22	0.4	FNMA Certificate, 5.000%, TBA	0.5
Total	17.8%		12.6%		8.3%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Shares	Value
Common stocks—39.91%
Aerospace & defense—0.54%
TransDigm Group, Inc.*	3,930	$839,369
United Technologies Corp.	4,401	425,225
		1,264,594
Airlines—0.63%
Delta Air Lines, Inc.	19,176	925,050
Spirit Airlines, Inc.*	4,535	216,546
United Continental Holdings, Inc.*	6,101	349,344
		1,490,940
Automobiles—0.28%
General Motors Co.	22,495	662,253
Banks—0.12%
U.S. Bancorp	7,278	280,349
Beverages—0.45%
PepsiCo, Inc.	10,838	1,060,173
Biotechnology—2.34%
Alnylam Pharmaceuticals, Inc.*,1	8,970	525,373
Atara Biotherapeutics, Inc.*,1	8,443	138,803
Celgene Corp.*	14,732	1,485,428
Gilead Sciences, Inc.[1]	16,099	1,404,638
Lexicon Pharmaceuticals, Inc.*,1	67,151	627,190
MacroGenics, Inc.*	3,433	54,859
Regulus Therapeutics, Inc.*,1	21,060	138,364
TG Therapeutics, Inc.*,1	7,712	64,241
Vertex Pharmaceuticals, Inc.*	12,447	1,064,094
		5,502,990
Capital markets—0.28%
Invesco Ltd.	10,440	279,166
Morgan Stanley	14,848	366,745
		645,911
Chemicals—1.65%
Ecolab, Inc.	12,174	1,248,444
Monsanto Co.	4,716	424,393
The Dow Chemical Co.	6,995	340,027
The Sherwin-Williams Co.	6,907	1,868,343
		3,881,207
Communications equipment—0.11%
Arista Networks, Inc.*,1	3,776	258,807
Construction materials—0.12%
Martin Marietta Materials, Inc.[1]	2,032	289,804
Consumer finance—0.80%
American Express Co.	5,380	299,020
Synchrony Financial*	58,706	1,582,127
		1,881,147
Diversified financial services—1.14%
Citigroup, Inc.	17,198	668,142
JPMorgan Chase & Co.[1]	14,583	821,023
McGraw Hill Financial, Inc.	13,346	1,197,670
		2,686,835
	Shares	Value
Common stocks—(continued)
Diversified telecommunication services—0.16%
pdvWireless, Inc.*	300	$8,520
pdvWireless, Inc.*,2	13,139	373,148
		381,668
Electric utilities—0.27%
NextEra Energy, Inc.	5,627	634,838
Electrical equipment—0.38%
AMETEK, Inc.	19,407	900,679
Electronic equipment, instruments & components—0.33%
CDW Corp.	6,589	260,793
Dolby Laboratories, Inc., Class A	6,767	267,296
Jabil Circuit, Inc.[1]	11,733	244,633
		772,722
Energy equipment & services—0.26%
Halliburton Co.	6,723	217,018
McDermott International, Inc.*,1	77,923	257,146
Noble Corp. PLC[1]	15,230	126,866
		601,030
Food & staples retailing—0.16%
Walgreens Boots Alliance, Inc.	4,659	367,781
Food products—0.37%
Mondelez International, Inc., Class A	21,607	875,732
Health care equipment & supplies—1.31%
HeartWare International, Inc.*,1	6,416	205,055
Intuitive Surgical, Inc.*	2,110	1,188,057
The Cooper Cos., Inc.[1]	5,548	793,142
Zimmer Biomet Holdings, Inc.	9,349	905,077
		3,091,331
Health care providers & services—0.76%
Envision Healthcare Holdings, Inc.*	10,818	237,888
Express Scripts Holding Co.*	15,774	1,110,174
UnitedHealth Group, Inc.[1]	3,775	449,602
		1,797,664
Hotels, restaurants & leisure—1.34%
Chipotle Mexican Grill, Inc.*,1	839	427,185
Starbucks Corp.	34,072	1,983,331
Yum! Brands, Inc.	10,255	743,180
		3,153,696
Industrial conglomerates—0.76%
Danaher Corp.	16,575	1,479,650
General Electric Co.[1]	10,926	318,384
		1,798,034
Insurance—0.63%
Aflac, Inc.	6,106	363,429
Aon PLC	3,950	376,396
Lincoln National Corp.	10,632	388,387
MetLife, Inc.	8,806	348,365
		1,476,577

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Shares	Value
Common stocks—(continued)
Internet & catalog retail—2.20%
Amazon.com, Inc.*	5,750	$3,176,990
Expedia, Inc.[1]	2,473	257,464
The Priceline Group, Inc.*	656	829,978
TripAdvisor, Inc.*	14,545	910,517
		5,174,949
Internet software & services—4.23%
Alphabet, Inc., Class A*	4,406	3,160,071
Alphabet, Inc., Class C*,1	2,550	1,779,314
Cornerstone OnDemand, Inc.*,1	8,158	234,950
Facebook, Inc., Class A*	43,113	4,609,642
Instructure, Inc.*,1	11,585	165,666
		9,949,643
IT services—1.77%
Cognizant Technology Solutions Corp., Class A*	19,885	1,133,047
First Data Corp., Class A*	13,702	171,275
MasterCard, Inc., Class A	14,122	1,227,484
ServiceSource International, Inc.*,1	30,381	123,347
Visa, Inc., Class A1	20,885	1,511,865
		4,167,018
Machinery—0.42%
Caterpillar, Inc.[1]	5,555	376,074
Colfax Corp.*	9,907	250,746
Cummins, Inc.	3,774	368,229
		995,049
Media—0.73%
CBS Corp., Class B	12,098	585,301
The Walt Disney Co.	7,472	713,725
Time Warner, Inc.	6,189	409,712
		1,708,738
Oil, gas & consumable fuels—0.65%
Chevron Corp.[1]	1,485	123,909
Cobalt International Energy, Inc.*	54,906	146,050
EOG Resources, Inc.	6,176	399,834
Gulfport Energy Corp.*,1	2,684	64,416
Laredo Petroleum, Inc.*,1	35,567	181,747
Oasis Petroleum, Inc.*	44,029	237,316
PDC Energy, Inc.*,1	4,827	241,881
SM Energy Co.[1]	14,805	133,837
		1,528,990
Personal products—0.69%
The Estee Lauder Cos., Inc., Class A1	17,896	1,634,442
Pharmaceuticals—2.37%
Allergan PLC*	8,993	2,608,959
Catalent, Inc.*	8,828	214,256
Chimerix, Inc.*,1	19,595	90,333
Eli Lilly & Co.	4,617	332,424
Impax Laboratories, Inc.*	4,947	161,717
Mallinckrodt PLC*	2,677	174,085
Perrigo Co. PLC[1]	5,564	702,455
	Shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Teva Pharmaceutical Industries Ltd., ADR	4,630	$257,428
The Medicines Co.*,1	13,509	434,450
Valeant Pharmaceuticals International, Inc.*	9,180	604,044
		5,580,151
Professional services—0.46%
Verisk Analytics, Inc.*,1	14,833	1,080,436
Real estate investment trusts—0.49%
Digital Realty Trust, Inc.[1]	7,910	625,444
Simon Property Group, Inc.	2,750	521,757
		1,147,201
Road & rail—0.85%
Canadian Pacific Railway Ltd.	10,967	1,329,091
Norfolk Southern Corp.	2,991	218,851
Union Pacific Corp.[1]	5,644	445,086
		1,993,028
Semiconductors & semiconductor equipment—1.65%
Broadcom Ltd.	10,922	1,463,220
Lam Research Corp.	3,823	280,226
Maxim Integrated Products, Inc.	8,038	272,167
Mellanox Technologies Ltd.*	5,500	279,455
Micron Technology, Inc.*,1	47,793	508,040
NXP Semiconductors NV*	3,432	244,496
ON Semiconductor Corp.*	32,949	276,442
Qorvo, Inc.*	6,287	283,418
Skyworks Solutions, Inc.	4,154	276,033
		3,883,497
Software—2.94%
Atlassian Corp. PLC, Class A*	20,800	494,416
Check Point Software Technologies Ltd.*,1	2,150	178,601
Microsoft Corp.	58,118	2,957,044
Salesforce.com, Inc.*	28,558	1,934,804
ServiceNow, Inc.*	13,786	758,092
Symantec Corp.	5,085	98,191
VMware, Inc., Class A*	10,077	508,788
		6,929,936
Specialty retail—2.20%
Best Buy Co., Inc.[1]	9,486	307,251
The Home Depot, Inc.	23,144	2,872,633
The TJX Cos., Inc.	27,026	2,002,627
		5,182,511
Technology hardware, storage & peripherals—1.42%
Apple, Inc.	31,855	3,080,060
Western Digital Corp.[1]	6,195	269,668
		3,349,728
Textiles, apparel & luxury goods—0.84%
Nike, Inc., Class B	21,757	1,340,014
Under Armour, Inc., Class A*,1	7,686	643,241
		1,983,255

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Shares	Value
Common stocks—(concluded)
Tobacco—0.39%
Philip Morris International, Inc.	10,094	$918,857
Wireless telecommunication services—0.42%
SBA Communications Corp., Class A*	7,765	736,821
T-Mobile US, Inc.*	6,997	259,589
		996,410
Total common stocks (cost—$94,621,862)		93,960,601
Investment company—4.43%
iShares iBoxx $ Investment Grade Corporate Bond ETF[1] (cost—$10,994,228)	90,700	10,431,407
	Face amount
US government obligations—15.02%
US Treasury Bonds 2.500%, due 02/15/46	$225,000	219,683
2.750%, due 11/15/42	575,000	595,035
2.875%, due 05/15/43	800,000	846,500
2.875%, due 08/15/45	150,000	157,963
3.000%, due 05/15/45	50,000	53,986
3.750%, due 11/15/43	100,000	124,824
6.250%, due 05/15/30	200,000	305,117
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/20	10,884,151	10,979,529
0.375%, due 07/15/25	15,845,945	15,942,304
0.625%, due 01/15/26	447,998	461,642
US Treasury Notes 1.000%, due 08/15/18	1,025,000	1,028,844
1.375%, due 01/31/21	200,000	201,328
1.750%, due 01/31/23	950,000	964,696
2.125%, due 12/31/22	2,225,000	2,315,304
2.250%, due 11/15/25	1,110,000	1,159,733
Total US government obligations (cost—$34,722,327)		35,356,488
Mortgage & agency debt securities—5.96%
Federal Home Loan Mortgage Corporation Certificates, 5.000%, due 03/01/38	48,969	54,202
5.000%, due 11/01/38	5,749	6,320
5.500%, due 05/01/37	264,950	295,794
5.500%, due 08/01/40	42,094	47,347
6.500%, due 08/01/28	102,412	119,603
3.000% TBA	550,000	562,783
3.500% TBA	125,000	130,476
Federal National Mortgage Association Certificates, 4.000%, due 12/01/39	151,833	162,117
4.000%, due 02/01/41	82,046	87,799
4.000%, due 08/01/45	296,437	319,606
4.500%, due 09/01/37	415,124	454,948
5.000%, due 10/01/39	23,830	26,401
5.000%, due 05/01/40	32,912	36,606
	Face amount	Value
Mortgage & agency debt securities—(concluded)
5.500%, due 08/01/39	$141,880	$159,334
7.000%, due 08/01/32	184,946	206,302
7.500%, due 02/01/33	3,745	4,359
3.000% TBA	1,850,000	1,895,688
3.500% TBA	4,200,000	4,400,894
4.000% TBA	200,000	213,430
4.500% TBA	1,600,000	1,738,520
Government National Mortgage Association Certificates I, 4.000%, due 07/15/42	123,015	132,759
Government National Mortgage Association Certificates II, 6.000%, due 11/20/28	1,030	1,176
6.000%, due 02/20/29	2,409	2,806
6.000%, due 02/20/34	352,070	390,515
3.000% TBA	100,000	103,562
3.500% TBA	1,100,000	1,161,531
4.000% TBA	1,225,000	1,308,262
Total mortgage & agency debt securities (cost—$13,890,623)		14,023,140
Collateralized mortgage obligation—0.02%
First Horizon Mortgage Pass-Through Trust, Series 2004-FL1, Class 1A1, 0.706%, due 02/25/35[3] (cost—$60,927)	60,927	54,393
Asset-backed securities—1.08%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.420%, due 05/08/18	138,834	139,180
Series 2013-5, Class D, 2.860%, due 12/09/19	225,000	227,168
Series 2014-1, Class B, 1.680%, due 07/08/19	100,000	99,900
Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	198,582
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	225,000	226,368
Drive Auto Receivables Trust,
Series 2015-BA, Class D, 3.840%, due 07/15/21[2]	300,000	292,411
Series 2015-CA, Class D, 4.200%, due 09/15/21[2]	225,000	220,532
Series 2015-DA, Class D, 4.590%, due 01/17/23[2]	200,000	197,059
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	250,000	251,944
Santander Drive Auto Receivables Trust, Series 2012-1, Class D, 4.560%, due 11/15/17	359,558	362,222
Series 2012-2, Class D, 3.870%, due 02/15/18	300,000	302,670

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Series 2012-3, Class C, 3.010%, due 04/16/18	$30,070	$30,133
Total asset-backed securities (cost—$2,557,741)		2,548,169
Commercial mortgage-backed securities—1.29%
Americold LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[2]	125,000	138,675
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class C, 2.581%, due 08/15/26[2,3]	250,000	248,808
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.427%, due 12/15/27[2,3]	100,000	93,714
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.177%, due 06/15/31[2,3]	150,000	146,946
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class AS, 4.114%, due 09/10/58	250,000	256,430
COMM Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	200,000	204,032
Series 2015-DC1, Class C, 4.353%, due 02/10/48[3]	150,000	141,665
CSMC Trust, Series 2015-DEAL, Class D, 3.531%, due 04/15/29[2,3]	275,000	257,834
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[2]	225,000	223,919
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[2]	86,538	88,126
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/19[2,3]	250,000	243,211
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.327%, due 07/15/31[2,3]	300,000	297,853
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.927%, due 07/15/31[2,3]	300,000	280,921
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5, 3.635%, due 10/15/48	150,000	155,812
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 2.177%, due 11/15/30[2,3]	172,999	172,010
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.998%, due 11/15/29[2,3]	$100,428	$96,650
Total commercial mortgage-backed securities (cost—$3,116,144)		3,046,606
Corporate bonds—7.90%
Aerospace & defense—0.05%
Huntington Ingalls Industries, Inc. 5.000%, due 11/15/25[2]	25,000	26,203
TransDigm, Inc. 6.000%, due 07/15/22	100,000	97,500
		123,703
Auto loans—0.02%
General Motors Financial Co., Inc. 3.700%, due 11/24/20	60,000	59,011
Automobile OEM—0.09%
Ford Motor Co. 7.450%, due 07/16/31	61,000	74,743
General Motors Co. 6.250%, due 10/02/43	100,000	97,864
6.600%, due 04/01/36	40,000	41,115
		213,722
Automotive parts—0.18%
Meritor, Inc. 6.250%, due 02/15/24	50,000	40,875
Schaeffler Holding Finance BV 6.875%, due 08/15/18[2,4]	200,000	205,000
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	25,000	25,687
ZF North America Capital, Inc. 4.750%, due 04/29/25[2]	150,000	143,250
		414,812
Banking-non-US—0.13%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	50,844
Lloyds Banking Group PLC 4.500%, due 11/04/24	200,000	198,244
RBS Capital Trust II 6.425%, due 01/03/34[3,5]	50,000	51,500
		300,588
Banking-US—0.69%
BB&T Corp. MTN 2.625%, due 06/29/20	140,000	142,025
CIT Group, Inc. 5.500%, due 02/15/19[2]	100,000	103,312
Citigroup, Inc. 1.750%, due 05/01/18	115,000	113,862
5.500%, due 09/13/25	135,000	144,630
JPMorgan Chase & Co. 4.625%, due 05/10/21	260,000	284,071
6.750%, due 02/01/24[3,5]	100,000	106,000

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Morgan Stanley 4.875%, due 11/01/22	$100,000	$105,432
Morgan Stanley MTN 4.350%, due 09/08/26	50,000	49,813
5.625%, due 09/23/19	100,000	109,749
PNC Funding Corp. 3.300%, due 03/08/22	90,000	93,356
SunTrust Bank 7.250%, due 03/15/18	100,000	110,329
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	30,000	30,066
5.150%, due 05/22/45	30,000	28,609
5.750%, due 01/24/22	30,000	34,087
6.150%, due 04/01/18	105,000	113,173
Wells Fargo & Co. 5.375%, due 11/02/43	60,000	64,921
		1,633,435
Building materials—0.22%
Boise Cascade Co. 6.375%, due 11/01/20	125,000	121,875
Builders FirstSource, Inc. 7.625%, due 06/01/21[2]	75,000	76,125
Masco Corp. 4.450%, due 04/01/25	100,000	99,312
Summit Materials LLC/ Summit Materials Finance Corp. 6.125%, due 07/15/23	50,000	44,625
Vulcan Materials Co. 4.500%, due 04/01/25	50,000	50,000
7.500%, due 06/15/21	100,000	115,750
		507,687
Chemicals—0.05%
LYB International Finance BV 4.875%, due 03/15/44	70,000	63,815
Valspar Corp. 4.200%, due 01/15/22	60,000	62,579
		126,394
Commercial services—0.07%
AECOM 5.875%, due 10/15/24	100,000	99,500
The ADT Corp. 6.250%, due 10/15/21	75,000	73,125
		172,625
Consumer products—0.17%
Kimberly-Clark Corp. 3.625%, due 08/01/20	45,000	48,121
Party City Holdings, Inc. 6.125%, due 08/15/23[2]	50,000	49,000
	Face amount	Value
Corporate bonds—(continued)
Consumer products—(concluded)
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA 8.250%, due 02/15/21[6]	$200,000	$196,500
Spectrum Brands, Inc. 6.625%, due 11/15/22	100,000	107,625
		401,246
Consumer services—0.11%
United Rentals North America, Inc. 4.625%, due 07/15/23	50,000	50,000
6.125%, due 06/15/23	150,000	153,937
XLIT Ltd. 6.375%, due 11/15/24	40,000	46,802
		250,739
Diversified financial services—0.03%
Intercontinental Exchange, Inc. 2.750%, due 12/01/20	60,000	60,990
Diversified manufacturing—0.06%
Illinois Tool Works, Inc. 3.500%, due 03/01/24	60,000	63,643
WESCO Distribution, Inc. 5.375%, due 12/15/21	75,000	70,687
		134,330
Electric-generation—0.12%
Calpine Corp. 6.000%, due 01/15/22[2]	100,000	102,500
NRG Energy, Inc. 6.250%, due 07/15/22	75,000	63,375
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	126,029
		291,904
Electric-integrated—0.47%
Alabama Power Co. 6.000%, due 03/01/39	30,000	36,880
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	85,179
Consolidated Edison Co. of New York, Inc. 5.850%, due 03/15/36	45,000	54,592
DTE Electric Co. 3.700%, due 03/15/45	50,000	48,591
Duke Energy Indiana LLC 6.350%, due 08/15/38	30,000	39,008
Duke Energy Progress LLC 3.000%, due 09/15/21	240,000	250,715
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	170,069
Florida Power & Light Co. 5.950%, due 02/01/38	50,000	64,474

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
National Rural Utilities Cooperative Finance Corp. 2.300%, due 11/01/20	$50,000	$50,451
Northern States Power Co. 2.600%, due 05/15/23	50,000	50,851
Pacific Gas & Electric Co. 2.950%, due 03/01/26	30,000	30,262
5.800%, due 03/01/37	40,000	48,319
PacifiCorp 6.000%, due 01/15/39	30,000	37,707
Southern California Edison Co. 5.950%, due 02/01/38	55,000	69,835
Southern Power Co. 5.250%, due 07/15/43	10,000	9,472
Virginia Electric & Power Co. 3.450%, due 09/01/22	60,000	62,633
		1,109,038
Energy-independent—0.07%
Anadarko Finance Co., Series B 7.500%, due 05/01/31	20,000	17,928
Devon Energy Corp. 4.000%, due 07/15/21	50,000	40,842
Newfield Exploration Co. 5.625%, due 07/01/24	25,000	22,750
5.750%, due 01/30/22	25,000	23,438
Repsol Oil & Gas Canada, Inc. 3.750%, due 02/01/21	50,000	35,538
SM Energy Co. 6.125%, due 11/15/22	50,000	21,750
		162,246
Energy-integrated—0.14%
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	88,088
Chevron Corp. 3.191%, due 06/24/23	90,000	90,657
Exxon Mobil Corp. 4.114%, due 03/01/46	60,000	60,000
Petro-Canada 6.050%, due 05/15/18	60,000	61,384
Total Capital International SA 3.750%, due 04/10/24	40,000	40,699
		340,828
Energy-refining & marketing—0.04%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, due 04/15/21	25,000	15,062
Valero Energy Corp. 6.625%, due 06/15/37	75,000	74,635
		89,697
	Face amount	Value
Corporate bonds—(continued)
Finance-diversified—0.09%
Bank of America Corp. 6.110%, due 01/29/37	$100,000	$108,864
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	100,000	93,500
		202,364
Finance-non-captive diversified—0.07%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	97,250
General Electric Co. 6.750%, due 03/15/32	50,000	66,493
		163,743
Finance-other—0.38%
General Electric Co. MTN 4.650%, due 10/17/21	50,000	56,615
International Lease Finance Corp. 5.875%, due 04/01/19	200,000	211,250
KCG Holdings, Inc. 6.875%, due 03/15/20[2]	100,000	84,500
KfW 0.000%, due 04/18/36	105,000	59,340
Navient Corp. MTN 8.000%, due 03/25/20	100,000	98,750
Private Export Funding Corp. 2.300%, due 09/15/20	250,000	257,136
Springleaf Finance Corp. 5.250%, due 12/15/19	125,000	109,375
SquareTwo Financial Corp. 11.625%, due 04/01/17[7]	100,000	28,000
		904,966
Food/beverage—0.28%
Agrokor D.D. 8.875%, due 02/01/20[2]	200,000	209,800
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	100,000	104,859
4.900%, due 02/01/46	80,000	85,752
Dean Foods Co. 6.500%, due 03/15/23[2]	50,000	52,610
Diamond Foods, Inc. 7.000%, due 03/15/19[2]	25,000	25,875
Kraft Heinz Foods Co. 5.200%, due 07/15/45[2]	20,000	21,538
PepsiCo, Inc. 4.875%, due 11/01/40	30,000	33,412
The Kroger Co. 3.850%, due 08/01/23	110,000	117,589
		651,435
Gaming—0.17%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	50,000	50,610
Scientific Games International, Inc. 10.000%, due 12/01/22	150,000	117,750

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Gaming—(concluded)
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[2]	$100,000	$107,500
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.375%, due 03/15/22	125,000	125,756
		401,616
Gas distributors—0.06%
Phillips 66 Partners LP 3.605%, due 02/15/25	50,000	42,609
Sempra Energy 9.800%, due 02/15/19	90,000	107,621
		150,230
Gas pipelines—0.23%
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 6.125%, due 11/15/22[2]	75,000	56,250
Energy Transfer Partners LP 9.000%, due 04/15/19	110,000	113,087
Genesis Energy LP/ Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	39,125
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	85,000	79,272
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[6]	100,000	95,438
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2]	100,000	95,500
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 6.875%, due 02/01/21	25,000	21,750
Williams Partners LP 4.300%, due 03/04/24	60,000	46,901
		547,323
Health care—0.30%
CHS/Community Health Systems, Inc. 7.125%, due 07/15/20	100,000	90,000
HCA, Inc. 7.500%, due 02/15/22	200,000	225,960
Hologic, Inc. 5.250%, due 07/15/22[2]	50,000	52,370
Medtronic, Inc. 4.375%, due 03/15/35	90,000	93,217
Tenet Healthcare Corp. 6.000%, due 10/01/20	100,000	105,812
UnitedHealth Group, Inc. 4.625%, due 07/15/35	50,000	53,687
WellCare Health Plans, Inc. 5.750%, due 11/15/20	25,000	25,688
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	50,000	50,055
		696,789
	Face amount	Value
Corporate bonds—(continued)
Home construction—0.10%
CalAtlantic Group, Inc. 8.375%, due 01/15/21	$100,000	$114,000
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]	40,000	31,200
KB Home 7.000%, due 12/15/21	100,000	95,000
		240,200
Insurance-life—0.12%
Aon PLC 3.500%, due 06/14/24	60,000	60,592
CNA Financial Corp. 4.500%, due 03/01/26	40,000	40,049
Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	40,000	47,095
MetLife, Inc. 4.125%, due 08/13/42	30,000	27,161
Principal Financial Group, Inc. 8.875%, due 05/15/19	50,000	59,264
Prudential Financial, Inc. MTN 6.625%, due 12/01/37	48,000	56,429
		290,590
Insurance-personal & casualty—0.04%
HUB International Ltd. 7.875%, due 10/01/21[2]	100,000	89,500
Leisure—0.05%
NCL Corp. Ltd. 4.625%, due 11/15/20[2]	35,000	34,037
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	75,000	76,125
		110,162
Lodging—0.08%
Starwood Hotels & Resorts Worldwide, Inc. 4.500%, due 10/01/34	80,000	72,723
Wyndham Worldwide Corp. 5.625%, due 03/01/21	118,000	128,215
		200,938
Machinery-diversified—0.02%
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	40,718
Media-broadcast/outdoor—0.17%
Clear Channel Worldwide Holdings, Inc., Series B 7.625%, due 03/15/20	50,000	44,000
iHeartCommunications, Inc. 9.000%, due 12/15/19	75,000	52,875
Netflix, Inc. 5.875%, due 02/15/25	100,000	104,750
Sirius XM Radio, Inc. 5.875%, due 10/01/20[2]	100,000	104,500

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—(concluded)
The Walt Disney Co. GMTN 2.150%, due 09/17/20	$50,000	$50,966
4.125%, due 06/01/44	40,000	41,266
		398,357
Media-cable—0.45%
Altice SA 7.750%, due 05/15/22[2]	200,000	193,500
CCO Holdings LLC/ CCO Holdings Capital Corp. 6.500%, due 04/30/21	225,000	233,860
Comcast Corp. 6.950%, due 08/15/37	30,000	39,965
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 6.000%, due 08/15/40	70,000	72,170
DISH DBS Corp. 5.875%, due 11/15/24	75,000	67,391
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	44,146
Numericable-SFR SA 6.250%, due 05/15/24[2]	200,000	195,000
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	68,177
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	42,520
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 5.500%, due 01/15/23[2]	100,000	104,750
		1,061,479
Media-diversified—0.05%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	107,250
Media-non cable—0.03%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	100,000	65,000
Media-publishing—0.02%
The McClatchy Co. 9.000%, due 12/15/22	50,000	44,000
Metals & mining—0.17%
Alcoa, Inc. 5.125%, due 10/01/24	40,000	36,150
ArcelorMittal 7.250%, due 02/25/22[6]	50,000	45,000
10.850%, due 06/01/19[6]	75,000	78,938
Barrick North America Finance LLC 4.400%, due 05/30/21	25,000	24,517
Steel Dynamics, Inc. 5.250%, due 04/15/23	50,000	46,875
TMS International Corp. 7.625%, due 10/15/21[8]	150,000	113,625
	Face amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Vale Overseas Ltd. 4.375%, due 01/11/22	$65,000	$49,868
		394,973
Oil & gas—0.13%
Petroleos Mexicanos 3.500%, due 07/18/18	100,000	99,250
3.500%, due 01/30/23	110,000	95,205
6.375%, due 01/23/45	80,000	69,196
Statoil ASA 4.800%, due 11/08/43	50,000	50,107
		313,758
Oil field equipment & services—0.01%
SESI LLC 7.125%, due 12/15/21	50,000	30,688
Packaging & containers—0.08%
Ball Corp. 4.375%, due 12/15/20	50,000	52,250
Berry Plastics Corp. 5.125%, due 07/15/23	50,000	50,000
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[2]	75,000	77,250
		179,500
Paper & forest products—0.03%
Georgia-Pacific LLC 8.000%, due 01/15/24	20,000	25,218
International Paper Co. 3.800%, due 01/15/26	50,000	48,501
		73,719
Pharmaceuticals—0.40%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	119,920
Actavis Funding SCS 3.000%, due 03/12/20	50,000	50,861
3.800%, due 03/15/25	40,000	41,186
Biogen, Inc. 4.050%, due 09/15/25	50,000	52,041
Capsugel SA 7.000%, due 05/15/19[2,4]	175,000	175,109
Endo Finance LLC & Endo Finco, Inc. 7.750%, due 01/15/22[2,6]	125,000	129,687
Gilead Sciences, Inc. 4.750%, due 03/01/46	90,000	94,928
Pfizer, Inc. 7.200%, due 03/15/39	70,000	97,516
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	41,000	42,218
Valeant Pharmaceuticals International, Inc. 6.750%, due 08/15/18[2]	100,000	94,000
7.500%, due 07/15/21[2]	50,000	45,750
		943,216

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Railroads—0.03%
Burlington Northern Santa Fe LLC 6.150%, due 05/01/37	$25,000	$30,604
Norfolk Southern Corp. 3.250%, due 12/01/21	50,000	50,308
		80,912
Real estate investment trusts—0.11%
AvalonBay Communities, Inc. MTN 3.450%, due 06/01/25	70,000	71,430
ERP Operating LP 4.500%, due 06/01/45	20,000	20,442
4.750%, due 07/15/20	35,000	38,014
Ventas Realty LP 3.500%, due 02/01/25	35,000	33,915
3.750%, due 05/01/24	90,000	89,927
		253,728
Restaurants—0.02%
McDonald's Corp. MTN 2.100%, due 12/07/18	40,000	40,517
Retail-specialty—0.26%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23[2]	25,000	26,375
CVS Health Corp. 3.500%, due 07/20/22	60,000	62,671
4.750%, due 12/01/22[2]	100,000	109,501
5.125%, due 07/20/45	25,000	28,056
Dollar General Corp. 3.250%, due 04/15/23	80,000	78,973
Dollar Tree, Inc. 5.750%, due 03/01/23[2]	25,000	26,594
Lowe's Cos., Inc. 4.650%, due 04/15/42	60,000	64,793
Michaels Stores, Inc. 5.875%, due 12/15/20[2]	100,000	103,000
The Home Depot, Inc. 3.350%, due 09/15/25	40,000	42,517
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	60,000	63,348
		605,828
Technology-hardware—0.15%
Cisco Systems, Inc. 5.900%, due 02/15/39	50,000	61,891
Equinix, Inc. 5.375%, due 04/01/23	100,000	106,970
NCR Corp. 6.375%, due 12/15/23	75,000	73,500
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[2]	100,000	104,000
		346,361
	Face amount	Value
Corporate bonds—(continued)
Technology-software—0.34%
Apple, Inc. 3.850%, due 05/04/43	$80,000	$74,826
First Data Corp. 5.750%, due 01/15/24[2]	30,000	30,188
7.000%, due 12/01/23[2]	75,000	74,887
Infor US, Inc. 6.500%, due 05/15/22[2]	100,000	86,750
International Business Machines Corp. 2.250%, due 02/19/21	50,000	50,324
Iron Mountain, Inc. 6.000%, due 10/01/20[2]	50,000	53,000
Juniper Networks, Inc. 3.300%, due 06/15/20	70,000	70,655
Microsoft Corp. 2.375%, due 02/12/22	80,000	81,532
4.450%, due 11/03/45	40,000	42,891
MSCI, Inc. 5.750%, due 08/15/25[2]	75,000	80,906
Oracle Corp. 2.500%, due 05/15/22	80,000	80,453
5.375%, due 07/15/40	30,000	34,368
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	30,029
		790,809
Telecom-wireless—0.11%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	39,858
Rogers Communications, Inc. 5.000%, due 03/15/44	30,000	30,734
Sprint Corp. 7.250%, due 09/15/21	175,000	131,688
7.625%, due 02/15/25	75,000	53,625
		255,905
Telephone-integrated—0.41%
CenturyLink, Inc. 6.750%, due 12/01/23	125,000	122,500
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]	75,000	72,562
Frontier Communications Corp. 8.500%, due 04/15/20	125,000	127,187
10.500%, due 09/15/22[2]	25,000	25,344
11.000%, due 09/15/25[2]	50,000	50,063
Sprint Communications, Inc. 9.000%, due 11/15/18[2]	175,000	181,667
Verizon Communications, Inc. 4.500%, due 09/15/20	200,000	217,506
4.522%, due 09/15/48	115,000	104,919
6.400%, due 09/15/33	11,000	12,820
Windstream Services LLC 7.750%, due 10/01/21	75,000	60,516
		975,084

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Textiles & apparel—0.02%
The William Carter Co. 5.250%, due 08/15/21	$50,000	$51,000
Tobacco—0.14%
Altria Group, Inc. 9.250%, due 08/06/19	50,000	61,237
9.950%, due 11/10/38	21,000	34,391
Philip Morris International, Inc. 2.900%, due 11/15/21	230,000	239,179
		334,807
Transportation services—0.07%
FedEx Corp. 2.625%, due 08/01/22	110,000	108,030
Navios Maritime Acquisition Corp./ Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[2]	75,000	52,687
		160,717
Total corporate bonds (cost—$19,334,186)		18,591,177
Non-US government obligations—0.45%
Chile Government International Bond 3.250%, due 09/14/21	100,000	105,750
Colombia Government International Bond 8.125%, due 05/21/24	80,000	96,200
Israel Government International Bond 5.500%, due 09/18/33	175,000	237,279
Mexico Government International Bond 4.000%, due 10/02/23	160,000	164,560
Mexico Government International Bond MTN 6.750%, due 09/27/34	25,000	30,938
Peruvian Government International Bond 7.350%, due 07/21/25	100,000	128,000
Philippine Government International Bond 10.625%, due 03/16/25	80,000	128,100
Poland Government International Bond 5.000%, due 03/23/22	35,000	39,132
Turkey Government International Bond 6.750%, due 04/03/18	120,000	128,520
Total non-US government obligations (cost—$1,046,333)		1,058,479
Municipal bonds and notes—0.27%
California—0.12%
California (Build America Bonds) 7.550%, due 04/01/39	180,000	268,221
Illinois—0.13%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Taxable Pension Funding, Series A, 6.899%, due 12/01/40	55,000	65,297
State of Illinois 5.877%, due 03/01/19	225,000	241,794
		307,091
	Face amount	Value
Municipal bonds and notes—(concluded)
New York—0.02%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	$40,000	$54,042
Total municipal bonds and notes (cost—$604,835)		629,354
Short-term US government obligations—10.74%
US Treasury Bills 0.240%, due 03/10/16[9]	24,000,000	23,998,944
0.282%, due 06/09/16[9]	1,280,000	1,278,884
Total short-term US government obligations (cost—$25,277,615)		25,277,828
Repurchase agreement—15.81%
Repurchase agreement dated 02/29/16 with State Street Bank and Trust Co., 0.010% due 03/01/16, collateralized by $12,338,776 US Treasury Bonds, 8.000% to 8.125% due 08/15/21 to 11/15/21 and $19,985,771 US Treasury Notes, 1.625% to 3.750% due 11/15/18 to 08/15/21; (value—$37,958,453); proceeds: $37,214,010 (cost—$37,214,000)	37,214,000	37,214,000
	Shares
Investment of cash collateral from securities loaned—5.23%
Money market fund—5.23%
UBS Private Money Market Fund LLC[10] (cost—$12,314,252)	12,314,252	12,314,252
Total investments (cost—$255,755,073)—108.11%		254,505,894
Liabilities in excess of other assets—(8.11)%		(19,094,915)
Net assets—100.00%		$235,410,979

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 23.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,605,478
Gross unrealized depreciation	(10,854,657)
Net unrealized depreciation	$(1,249,179)

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
88	Russell 2000 Mini Index Futures	March 2016	$9,838,444	$9,078,960	$(759,484)
514	S&P 500 E-Mini Index Futures	March 2016	51,616,041	49,588,150	(2,027,891)
			$61,454,485	$58,667,110	$(2,787,375)
			Proceeds
US Treasury futures sell contracts:
73	US Treasury Note 5 Year Futures	June 2016	$8,820,916	$8,831,859	$(10,943)
83	US Treasury Note 10 Year Futures	June 2016	10,896,267	10,832,797	63,470
			$19,717,183	$19,664,656	$52,527
					$(2,734,848)

Total return swap agreements7

Counterparty	Notional amount	Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	650,000	03/21/16	3 month USD LIBOR	IBOXX Liquid High Yield Index	$—	$(18,904)	$(18,904)
GSI	1,000,000	03/21/16	3 month USD LIBOR	IBOXX Liquid High Yield Index	—	(56,676)	(56,676)
JPMCB	150,000	06/20/16	3 month USD LIBOR	IBOXX Liquid High Yield Index	—	460	460
						(75,120)	(75,120)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 29, 2016 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$93,960,601	$—	$—	$93,960,601
Investment company	10,431,407	—	—	10,431,407
US government obligations	—	35,356,488	—	35,356,488
Mortgage & agency debt securities	—	14,023,140	—	14,023,140
Collateralized mortgage obligation	—	54,393	—	54,393
Asset-backed securities	—	2,548,169	—	2,548,169

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Commercial mortgage-backed securities	$—	$3,046,606	$—	$3,046,606
Corporate bonds	—	18,591,177	—	18,591,177
Non-US government obligations	—	1,058,479	—	1,058,479
Municipal bonds and notes	—	629,354	—	629,354
Short-term US government obligations	—	25,277,828	—	25,277,828
Repurchase agreement	—	37,214,000	—	37,214,000
Investment of cash collateral from securities loaned	—	12,314,252	—	12,314,252
Futures contracts	63,470	—	—	63,470
Swap agreements	—	460	—	460
Total	$104,455,478	$150,114,346	$—	$254,569,824
Liabilities
Futures contracts	$(2,798,318)	$—	$—	$(2,798,318)
Swap agreements	—	(75,580)	—	(75,580)
Total	$(2,798,318)	$(75,580)	$—	$(2,873,898)

At February 29, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	94.7%
Ireland	1.4
Canada	0.9
Singapore	0.6
United Kingdom	0.5
Israel	0.4
Luxembourg	0.3
Netherlands	0.2
Mexico	0.2
Bermuda	0.1
Panama	0.1
France	0.1
Croatia	0.1
Germany	0.1
Turkey	0.1
Philippines	0.1
Peru	0.1
Chile	0.0	†
Cayman Islands	0.0	†
Colombia	0.0	†
Liberia	0.0	†
Marshall Islands	0.0	†
Australia	0.0	†
Norway	0.0	†
Curacao	0.0	†
Poland	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

UBS U.S. Allocation Fund

Portfolio of investments—February 29, 2016 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at February 29, 2016.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.07% of net assets as of February 29, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of February 29, 2016 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

4  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

5  Perpetual investment. The maturity date reflects the next call date.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Illiquid investment as of February 29, 2016.

8  Security exempt from registration pursuant to Rule 144A under the Security Act of 1933. This security, which represents 0.05% of net assets as of February 29, 2016, is considered illiquid and may be sold in transactions exempt from registration, normally to qualified buyers.

9  Rates shown are the discount rates at dates of purchase unless otherwise noted.

10  Investment in affiliated company. See notes to financial statements for additional information

11  Payments made or received are based on the notional amount.

Portfolio acronyms

ADR  American Depositary Receipt

BOA  Bank of America

FDIC  Federal Deposit Insurance Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities

February 29, 2016 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$206,226,821)[1]	$204,977,642
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$12,314,252)	12,314,252
Repurchase agreement, at value (cost—$37,214,000)	37,214,000
Total investments in securities, at value (cost—$255,755,073)	$254,505,894
Cash	11,550
Cash collateral on futures	3,094,450
Receivable for investments sold	16,697,758
Receivable for shares of beneficial interest sold	9,094
Due from broker	4,112,675
Receivable for dividends and interest	486,369
Swap agreements, at value	460
Other assets	27,923
Total assets	278,946,173
Liabilities:
Payable for investments purchased	27,873,432
Payable for cash collateral from securities loaned	12,314,252
Payable for variation margin on futures contracts	2,734,320
Payable for shares of beneficial interest repurchased	293,001
Payable to affiliates	99,587
Swap agreements, at value	75,580
Payable for foreign withholding taxes	394
Accrued expenses and other liabilities	144,628
Total liabilities	43,535,194
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	260,982,172
Accumulated undistributed net investment income	33,879
Accumulated net realized loss	(21,545,925)
Net unrealized depreciation	(4,059,147)
Net assets	$235,410,979
Class A
Net assets	$149,260,774
Shares outstanding	3,845,510
Net asset value per share	$38.81
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$41.07
Class C
Net assets	$63,666,521
Shares outstanding	1,693,547
Net asset value and offering price per share	$37.59
Class P
Net assets	$22,483,684
Shares outstanding	569,723
Net asset value and offering price per share	$39.46

1  Includes $28,067,114 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations

For the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,403)	$750,202
Interest	716,579
Securities lending income (includes $4,397 earned from an affiliated entity)	34,247
1,501,028
Expenses:
Investment management and administration fees	617,120
Service fees—Class A	195,659
Service and distribution fees—Class C	334,824
Transfer agency and related services fees—Class A	62,712
Transfer agency and related services fees—Class C	27,875
Transfer agency and related services fees—Class P	7,530
Professional fees	82,591
Custody and accounting fees	49,356
Reports and notices to shareholders	40,099
State registration fees	21,871
Trustees' fees	11,664
Insurance expense	3,500
Other expenses	14,293
Total expenses	1,469,094
Net investment income	31,934
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	95,837
Futures	(3,200,283)
Swaps	(469)
Foreign currency transactions	(52)
Net realized loss	(3,104,967)
Net change in unrealized appreciation/depreciation of:
Investments	(6,817,867)
Futures	1,021,934
Swaps	(75,120)
Net change in unrealized appreciation/depreciation	(5,871,053)
Net realized and unrealized loss from investment activities	(8,976,019)
Contribution from Advisor	71,624
Net increase in net assets resulting from operations	$(8,872,462)

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 29, 2016 (unaudited)	For the year ended August 31, 2015
From operations:
Net investment income (loss)	$31,934	$(46,702)
Net realized gain (loss)	(3,104,967)	26,106,950
Net change in unrealized depreciation	(5,871,053)	(23,109,349)
Contribution from Advisor	71,624	—
Net increase (decrease) in net assets resulting from operations	(8,872,462)	2,950,899
Dividends to shareholders from:
Net investment income—Class A	—	(381,594)
Net investment income—Class P	—	(105,340)
Total dividends to shareholders	—	(486,934)
From beneficial interest transactions:
Net proceeds from shares sold	2,018,381	5,835,770
Cost of shares repurchased	(12,692,934)	(28,585,394)
Proceeds from dividends reinvested	—	439,095
Net decrease in net assets from beneficial interest transactions	(10,674,553)	(22,310,529)
Redemption fees	—	2,512
Net decrease in net assets	(19,547,015)	(19,844,052)
Net assets:
Beginning of period	254,957,994	274,802,046
End of period	$235,410,979	$254,957,994
Accumulated undistributed net investment income	$33,879	$1,945

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended February 29, 2016	Years ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.23	$39.87	$33.85	$30.13	$27.34	$24.16
Net investment income[1]	0.04	0.07	0.13	0.16	0.15	0.25
Net realized and unrealized gains (losses)	(1.47)	0.38	6.06	3.72	2.94	3.34
Net increase from payment by Advisor	0.01	—	—	—	—	—
Net increase (decrease) from operations	(1.42)	0.45	6.19	3.88	3.09	3.59
Dividends from net investment income	—	(0.09)	(0.17)	(0.16)	(0.30)	(0.41)
Net asset value, end of period	$38.81	$40.23	$39.87	$33.85	$30.13	$27.34
Total investment return[2]	(3.53)%[3]	1.13%	18.35%	12.92%	11.42%	14.85%
Ratios to average net assets:
Expenses	1.01%[4]	0.99%	1.00%	1.03%	1.03%	1.02%
Net investment income	0.20%[4]	0.16%	0.35%	0.51%	0.53%	0.92%
Supplemental data:
Net assets, end of period (000's)	$149,261	$161,437	$175,249	$167,031	$173,218	$178,780
Portfolio turnover	141%	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the period ended February 29, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been -3.55% for Class A.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	Six months ended February 29, 2016	Years ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$39.11	$38.97	$33.17	$29.60	$26.83	$23.70
Net investment income (loss)[1]	(0.11)	(0.24)	(0.15)	(0.08)	(0.06)	0.04
Net realized and unrealized gains (losses)	(1.42)	0.38	5.95	3.65	2.89	3.28
Net increase from payment by Advisor	0.01	—	—	—	—	—
Net increase (decrease) from operations	(1.52)	0.14	5.80	3.57	2.83	3.32
Dividends from net investment income	—	—	—	—	(0.06)	(0.19)
Net asset value, end of period	$37.59	$39.11	$38.97	$33.17	$29.60	$26.83
Total investment return[2]	(3.89)%[3]	0.36%	17.49%	12.06%	10.59%	14.00%
Ratios to average net assets:
Expenses	1.76%[4]	1.75%	1.75%	1.79%	1.79%	1.77%
Net investment income (loss)	(0.55)%[4]	(0.59)%	(0.41)%	(0.25)%	(0.23)%	0.16%
Supplemental data:
Net assets, end of period (000's)	$63,667	$68,772	$74,707	$68,735	$70,215	$74,702
Portfolio turnover	141%	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the period ended February 29, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been -3.91% for Class C.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P5
	Six months ended February 29, 2016	Years ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.85	$40.45	$34.32	$30.54	$27.72	$24.51
Net investment income[1]	0.10	0.18	0.24	0.26	0.24	0.34
Net realized and unrealized gains (losses)	(1.50)	0.38	6.15	3.76	2.97	3.37
Net increase from payment by Advisor	0.01	—	—	—	—	—
Net increase (decrease) from operations	(1.39)	0.56	6.39	4.02	3.21	3.71
Dividends from net investment income	—	(0.16)	(0.26)	(0.24)	(0.39)	(0.50)
Net asset value, end of period	$39.46	$40.85	$40.45	$34.32	$30.54	$27.72
Total investment return[2]	(3.40)%[3]	1.40%	18.71%	13.24%	11.74%	15.17%
Ratios to average net assets:
Expenses	0.74%[4]	0.73%	0.72%	0.75%	0.75%	0.73%
Net investment income	0.47%[4]	0.43%	0.63%	0.78%	0.81%	1.20%
Supplemental data:
Net assets, end of period (000's)	$22,484	$24,749	$24,846	$19,054	$18,911	$19,287
Portfolio turnover	141%	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the period ended February 29, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been -3.43% for Class P.

4  Annualized.

5  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through February 29, 2016 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions.

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor"), the investment advisor of the Fund. UBS AM is an

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that investment is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that the market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Fund's holdings. The GVC is comprised of representatives of management. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the six months ended February 29, 2016.

At February 29, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Equity risk	Total
Futures contracts	$63,470	$—	$63,470
Swap agreements	—	460	460
Total value	$63,470	$460	$63,930
Liability derivatives[1]
	Interest rate risk	Equity risk	Total
Futures contracts	$(10,943)	$(2,787,375)	$(2,798,318)
Swap agreements	—	(75,580)	(75,580)
Total value	$(10,943)	$(2,862,955)	$(2,873,898)

1  Swaps agreements are shown within swap agreements at value. Future contracts are reported in the table above using the cumulative appreciation (depreciation) as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received or paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Net realized and unrealized gains (losses) from derivative instruments during the period ended February 29, 2016, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[2]
Futures contracts	$(164,846)	$(3,035,437)	$(3,200,283)
Swap agreements	—	(469)	(469)
Total net realized gain (loss)	$(164,846)	$(3,035,906)	$(3,200,752)
Net change in unrealized appreciation/depreciation[3]
Futures contracts	143	1,021,791	1,021,934
Swap agreements	—	(75,120)	(75,120)
Total net change in unrealized appreciation/depreciation	$143	$946,671	$946,814

2  The net realized gains (losses) are shown in the Statement of operations in net realized gains from futures and swaps.

3  The net change in unrealized appreciation is shown in the Statement of operations in unrealized appreciation/depreciation of futures and swaps.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

At February 29, 2016, derivative assets and liabilities (by type) on a gross basis were as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	63,470	(2,798,318)
Swap agreements	460	(75,580)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	63,930	(2,873,898)
Derivatives not subject to a master netting agreement or similar agreements ("MNA")	(63,470)	2,798,318
Total gross amount of assets and liabilities subject to MNA or similar agreements	460	(75,580)

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of February 29, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	460	—	—	460
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BOA	(18,904)	—	—	(18,904)
GSI	(56,676)	—	—	(56,676)
Total	(75,580)	—	—	(75,580)

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

The Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options—The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value. At February 29, 2016 the Fund did not hold purchased options.

Futures contracts—The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return both based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearing house may be greater than the margin the Fund would be required to post in an un-cleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swap, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the six months ended February 29, 2016, UBS AM did not waive any investment advisory and administration fees. At February 29, 2016, the Fund owed UBS AM $92,170 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2016. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the six months ended February 29, 2016, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the six months ended February 29, 2016, the Fund paid $659 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund's investment manager. UBS AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

Amounts relating to the investment of cash collateral from securities lending activities for the six months ended February 29, 2016 were as follows:

Security description	Value at 08/31/15	Purchases during the six months ended 02/29/16	Sales during the six months ended 02/29/16	Value at 02/29/16	Net income earned from affiliate for the six months ended 02/29/16
UBS Private Money Market Fund LLC	$13,553,435	$162,538,786	$163,777,969	$12,314,252	$4,397

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended February 29, 2016, the Fund paid brokerage commissions to Morgan Stanley in the amount of $1,744.

During the six months ended February 29, 2016, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $48,946,413. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Asset Management (US) Inc. ("UBS AM (US)") is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 29, 2016, the Fund owed UBS AM (US) $79,041 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the six months ended February 29, 2016, it earned $7,406 in initial sales charges on Class A shares and $69 in deferred sales charges on Class C shares.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

For the six months ended February 29, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $40,441 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of Investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 29, 2016, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$28,067,114	$12,314,252	$16,466,005	$28,780,257	US Treasury Notes and US Treasury Bills

* These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities

Pursuant to Accounting Standards Update ("ASU") No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11"), the gross amount of recognized liabilities for securities lending transactions at February 29, 2016 was $12,314,252. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the six months ended February 29, 2016.

Purchases and sales of securities

For the six months ended February 29, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $42,047,867 and $57,909,002, respectively.

For the six months ended February 29, 2016, aggregate purchases and sales of US Government securities, excluding short-term securities, were $227,109,480 and $220,387,441, respectively.

Shares of beneficial interest

Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 29, 2016

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	29,831	$1,227,330	9,764	$382,258	10,061	$408,793
Shares repurchased	(197,313)	(7,904,961)	(74,743)	(2,901,055)	(46,247)	(1,886,918)
Net decrease	(167,482)	$(6,677,631)	(64,979)	$(2,518,797)	(36,186)	$(1,478,125)

For the year ended August 31, 2015

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	51,608	$2,082,018	11,623	$460,717	79,699	$3,293,035
Shares repurchased	(442,614)	(18,067,839)	(170,283)	(6,754,555)	(90,519)	(3,763,000)
Dividends reinvested	8,549	340,057	—	—	2,457	99,038
Net decrease	(382,457)	$(15,645,764)	(158,660)	$(6,293,838)	(8,363)	$(370,927)

Redemption fees

Prior to February 17, 2015 each class of the Fund imposed a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount was paid to the Fund. The redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets. Redemption fees for each class of the Fund represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee was eliminated.

Contribution from Advisor

During the period ended February 29, 2016, the Advisor reimbursed the Fund in the amount of $71,624 for a trading error.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

Distributions paid from:	2015
Ordinary Income	$486,934

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ended August 31, 2016.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a pre-enactment net capital loss carryforward of $21,331,159. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and the full amount will expire on August 31, 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the fiscal year ended August 31, 2015, the Fund utilized $20,600,906 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 29, 2016 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended February 29, 2016, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2016. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 9, 2016